Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA AB Small & Mid Cap Value Portfolio

(the “Portfolio”)

Supplement dated October 22, 2020 to the Portfolio’s Summary Prospectus, Prospectus

and Statement of Additional Information

each dated May 1, 2020, as supplemented and amended to date

At a meeting held on October 7, 2020, the Board of Trustees of SunAmerica Series Trust (the “Trust”) approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Portfolio. Pursuant to the Fee Waiver Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) is contractually obligated to waive a portion of its advisory fee with respect to the Portfolio so that the net advisory fee rate payable by the Portfolio to SunAmerica under the Investment Advisory and Management Agreement with the Trust is equal to 0.90% of the Portfolio’s average daily net assets on the first $250 million and 0.85% of the Portfolio’s average daily net assets over $250 million. This Fee Waiver Agreement will become effective on November 1, 2020 and will continue in effect through April 30, 2022. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio. SunAmerica may not recoup any advisory fees waived with respect to the Portfolio pursuant to the Fee Waiver Agreement.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-SMC1.2 (10/20)